UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of earliest event reported: March 28, 2016

RIVER FINANCIAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Alabama	333-205986	46-1422125
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2611 Legends Drive Prattville, Alabama	36066
(Address of Principal Executive Offices)	(Zip Code)

(334) 290-2700

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 Change in Registrant’s Certifying Accountant.

(a)Dismissal of Independent Registered Public Accounting Firm.

On March 28, 2016, River Financial Corporation (the “Company”) dismissed Porter Keadle Moore LLC (“PKM”) as the Company’s independent registered public accounting firm. The decision to change the Company’s independent registered accounting firm was the result of a request for proposal process in which the Audit Committee of the Company’s Board of Directors conducted a comprehensive, competitive process to select the independent registered public accounting firm.

The audit reports of PKM on the consolidated financial statements of the Company for each of the two most recent fiscal years ended December 31, 2015 and December 31, 2014, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two recent fiscal years ended December 31, 2015 and December 31, 2014, (i) there were no disagreements with PKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to PKM’s satisfaction, would have caused PKM to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PKM with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”) and requested a letter addressed to the Securities and Exchange Commission indicating whether it agrees with such disclosures. A copy of PKM’s letter dated March 30, 2016 is attached as Exhibit 16.1.

(b) Engagement of New Independent Registered Public Accounting Firm.

Contemporaneous with the determination to dismiss PKM, the Audit Committee engaged Mauldin & Jenkins, LLC (“Mauldin”) as the Company’s independent registered public accounting firm for the year ended December 31, 2016, also to be effective immediately following the filing of the Company’s Annual Report for December 31, 2015 on Form 10-K.

During the years ended December 31, 2014 and 2015 and the subsequent interim period through March 28, 2016, the Company did not consult with Mauldin regarding any of the matters set forth in Item 304(a)(2) or Regulation S-K.

ITEM 9.01 Financial Statements and Exhibits.

Exhibit 16.1: Letter from Porter Keadle Moore LLC dated March 30, 2016 to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RIVER FINANCIAL CORPORATION

Date: March 30, 2016	By:	/s/ James M. Stubbs
James M. Stubbs
Chief Executive Officer

Exhibit 16.1

exhibits index

Exhibit Number	Description of Exhibit

16.1	Letter of Porter Keadle Moore LLC, dated March 30, 2016.